Address: 201 Center Road, Suite Two Venice, Florida 34292-3528 Email: cfunds@ctrust.com Internet: www.ctrust.com/cfunds.htm	C/Funds Group, Inc. Mutual Fund Series	Directors: D. Bruce Chittock, Chairman William L. Adams Deborah C. Pecheux Emmett V. Weber R. G. "Kelly" Caldwell, Jr., President

Supplement
Dated December 14, 2001
to
Prospectus
and
Statement Of Additional Information
of
C/Funds Group, Inc.
Dated February 28, 2001

Mr. William A. Donovan resigned his position as Chairman and Director of the Board of Directors of C/Funds Group, Inc. for health reasons. The disinterested Board Members unanimously nominated William A. Adams to the position of Director to serve out Mr. Donovan's current term. Director D. Bruce Chittock has been named Chairman.

[Signature]

Roland G. Caldwell, Jr.
President